================================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement

[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
    14A-6(E)(2))
[ ] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                    NORTH AMERICAN TECHNOLOGIES GROUP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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


                     NORTH AMERICAN TECHNOLOGIES GROUP, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                        To Be Held Friday, July 25, 2003

To the Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of North American Technologies Group, Inc. (the "Company") will be held at 8 Saddlewood Estates Drive., Houston, Texas, on Friday, July 25, 2003 at 4:00 P.M. Central Time, for the following purposes:

o to amend Article IX of the Restated Certificate of Incorporation of the Company to permit a director to be removed by the stockholders without cause ("Article IX Amendment");

o subject to the approval of the Article IX Amendment, to approve the removal of Douglas C. Williamson as a Class III director;

o subject to approval of the Article IX Amendment and of the removal of Mr. Williamson as a director, to elect John C. Malone to fill the unexpired term of Mr. Williamson as a Class III director;

o to elect three Class I directors of the Company to serve until the 2006 Annual Meeting of Stockholders or until their successors are elected and qualified;

o to amend the Restated Certificate of Incorporation of the Company to increase the number of authorized shares of common stock to 150,000,000;

o to ratify the issuance by the Compensation Committee to the Chief Financial Officer of 300,026 shares of common stock and 1,000,000 shares of 5% Convertible Preferred Stock, as compensation for the years 2002 and 2003, respectively;

o to ratify the appointment of Mann Frankfort Stein & Lipp CPAs, L.L.P. as independent auditors for the Company for the fiscal year ending December 31, 2003; and

o to transact such other business as may properly be brought before the Meeting and at any adjournment(s) or postponement(s) thereof.

     Only stockholders of record as of the close of business on June 16, 2003 are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof.

     All stockholders are cordially invited to attend the Meeting and the reception immediately following. Your directors welcome the opportunity to meet and visit with each of you personally.

     To assure your representation at the Meeting, you are urged to complete, sign, date and return the enclosed proxy card as promptly as possible in the postage paid envelope enclosed for that purpose. Any stockholder attending the Meeting may vote in person even if he or she has returned a proxy.

                                            By Order of the Board of Directors,

July 1, 2003                                /s/ Loretta L. Shaw
                                            ------------------------------------
                                            Loretta L. Shaw, Secretary


                             YOUR VOTE IS IMPORTANT
                    You are urged to sign, date and promptly
                   return your proxy in the enclosed envelope.

                              2003 PROXY STATEMENT

--------------------------------------------------------------------------------


                        GENERAL INFORMATION, SOLICITATION
                              OF PROXIES AND VOTING

     The enclosed proxy is solicited on behalf of the Board of Directors of North American Technologies Group, Inc. (the "Board") to be voted at the Annual Meeting of Stockholders of the Company to be held at 8 Saddlewood Estates Drive, Houston, Texas, on Friday, July 25, 2003 at 4:00 P.M. Central Time, and at any adjournment(s) or postponement(s) thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The proxy solicitation materials are being mailed on or about July 1, 2003 to all stockholders entitled to vote at the Meeting. The mailing address of the Company's executive office is 14315 West Hardy Road, Houston, Texas 77060.

Record Date and Share Ownership

     Stockholders of record at the close of business on June 16, 2003 (the "Record Date") are entitled to notice of and to vote at the Meeting. At the Record Date, 41,054,676 shares of Common Stock, $0.001 par value per share (the "Common Stock"), and 13,013,654 shares of the 5% Convertible Preferred Stock, $0.001 par value per share (the "Preferred Stock"), were issued and outstanding. The Preferred Stock is entitled to one vote per share on an "as converted" basis on all items presented to the Meeting.

Revocability of Proxies

     The execution of a proxy will not affect a stockholder's right to attend the Meeting and vote in person. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is used at the Meeting either by filing with the Secretary of the Company a written notice of revocation or a proxy bearing a later date than the most recently submitted proxy, or by attendance at the Meeting and voting in person. Attendance at the Meeting will not, by itself, revoke a proxy, but submitting a proxy will ensure your representation if you do not attend the Meeting.

Form 10-KSB

     A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, and Amendment No. 1 thereto, accompany this Proxy Statement. No material contained in the Form 10-KSB or amendment thereto is to be considered a part of the proxy solicitation material.

Voting and Solicitation

     On all matters submitted to stockholders at the Meeting, each share of Common Stock and of Preferred Stock is entitled to one vote, voting together as a single class. The affirmative vote of the holders of a majority of the shares of stock present in person or by proxy at a duly called and held meeting at which a quorum is present is required to remove Mr. Williamson as a director (conditioned upon approval of the Article IX Amendment), ratify the issuance of shares to an officer of the Company and ratify the appointment of the Company's auditors. The affirmative vote of the holders of two-thirds of the combined voting power of the outstanding shares of stock entitled to vote, voting together as a single class, is required to approve the Article IX Amendment and the charter amendment increasing the number of authorized shares of the Company's Common Stock. In the election of directors, the nominees receiving the highest number of affirmative votes of the shares entitled to be voted on the open positions, whether or not a majority of the shares present, will be elected. Stockholders are not entitled to cumulative voting in the election of directors.

     Proxies which are validly executed by stockholders and which are received by the Company no later than the business day preceding the Meeting will be voted in accordance with the instructions contained thereon. If no instructions are given, the proxy will be voted in accordance with the recommendations of the Board and in the discretion of the persons named in the proxy on all other matters presented to the Meeting. For the reasons set forth in more detail in this Proxy Statement, the Board recommends a vote for each of the matters proposed to be approved or ratified by the stockholders.

     The cost of this proxy solicitation will be borne by the Company. In addition to the use of mail, proxies may be solicited in person or by telephone by employees of the Company without additional compensation. The Company will reimburse brokers and other persons holding stock in their names or in the names of nominees for their expenses incurred in sending proxy material to principals and obtaining their proxies.

Quorum; Abstentions; Broker Non-Votes

     Stockholders holding a majority of the shares of common and preferred stock, considered together, entitled to vote on the Record Date must be present in person or represented by proxy at the Meeting in order to constitute a quorum for the transaction of business. Abstentions and broker non-votes will be counted for the purpose of determining a quorum but will not be counted in determining the outcome of any matter for which the holder does not vote or the broker does not have discretionary authority to vote. If the shares represented in person or by proxy at the Meeting are not sufficient to constitute a quorum, the Company may adjourn the Meeting from time to time, without notice other than by announcement at the Meeting adjourned, to permit the Company to continue soliciting proxies. Proxies given pursuant to this solicitation and not revoked will be voted at any postponement or adjournment of the Meeting in the manner set forth above.

                                   PROPOSAL 1:
                              ARTICLE IX AMENDMENT

     Section 141(k) of the Delaware General Corporation Law ("DGCL") states that the stockholders of a corporation having a staggered board of directors (as the Company has) may remove a director only for cause "unless the certificate of incorporation otherwise provides." Article IX, paragraph (c) of the Restated Certificate of Incorporation of the Company currently does not provide otherwise, but states as follows:

          "Except as otherwise fixed by or pursuant to provisions hereof relating to the rights of the holders of any class or series of stock having a preference over common stock as to dividends or upon liquidation to elect additional Directors under specified circumstances, any Director may be removed from office only for cause and only by the affirmative vote of the holders of two-thirds of the combined voting power of the then outstanding shares of stock entitled to vote generally in the election of Directors, voting together as a single class."

     The Board has approved and recommended to the stockholders that this paragraph of the charter be amended in two ways: the words "with or without cause" would be substituted for the words "only for cause", and the words "a majority" would be substituted for the words "two-thirds". Those changes are hereafter referred to as the "Article IX Amendment". If the Article IX Amendment is approved, any director may be removed from office without the necessity for proof of cause, which can be difficult to define and prove, if the holders of a majority of the combined voting power of the stock so determine.

     Each of the members of the Board has a fiduciary duty to act in the best interests of the shareholders of the Company in the management of the Company's affairs. The Article IX Amendment is being proposed for stockholder approval at this meeting in part to allow for the removal by the stockholders of Douglas C. Williamson as a Class III director of the Company. Mr. Williamson was elected at the 2002 Annual Meeting of Stockholders to serve a three year term ending at the Annual Meeting of Stockholders in 2005.

     For the reasons detailed in Proposal 2 below, a majority of the Board has concluded that the presence on the Board of Mr. Williamson has a detrimental effect on the Company and that it is in the best interests of the Company's stockholders to remove Mr. Williamson from the Board. Under the Company's current charter, the stockholders can remove a director only for cause. Although "cause" is not defined under the DGCL, courts have held the following acts deserving of removal for cause: harassment and obstruction of the corporate business, disclosing a corporation's trade secrets to a competitor, malfeasance in office, gross misconduct or neglect, incompetency and gross inefficiency. As is described in the discussion regarding Proposal 2, the Board is of the opinion that Mr. Williamson could properly be removed for cause, however, in order to avoid what could be a protracted and expensive effort to prove the existence of cause to remove Mr. Williamson, the Board has approved and recommended to the stockholders the
Article IX Amendment to allow the stockholders to vote on the removal of Mr. Williamson even in the absence of a showing of cause. The Article IX Amendment will also lower the vote requirement for such removal from two-thirds to a majority of the combined voting power of the outstanding shares of stock entitled to vote.

     Although the Board has presented the Article IX Amendment to the stockholders in order to provide for Mr. Williamson's removal, the Board believes that the Article IX Amendment should be approved regardless whether Mr. Williamson is ultimately removed as a director, in order to provide the stockholders maximum flexibility in their choice of directors. The Board recommends a vote for the Article IX Amendment, regardless of the manner in which a stockholder intends to vote on Proposals 2 and 3.

Stockholder Approval

     The affirmative vote of the holders of two-thirds of the combined voting power of the outstanding shares of stock entitled to vote, voting together as a single class, is required to approve the Article IX Amendment. As a result, abstentions and broker non-votes will have the same effect as negative votes. If Proposal 1 is not approved, the Company believes that the ability of the Board to function effectively will be materially impaired.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE ARTICLE IX AMENDMENT.

                                   PROPOSAL 2:
                               REMOVAL OF DIRECTOR

     Mr. Williamson was elected as a director of the Company in 1996. He was nominated for election as a Class III director in 2002 pursuant to an agreement entered into between the Company and Bank of American Capital Investors ("BACI") whereby the Company agreed to nominate, and certain of the Company's major shareholders agreed to vote their shares in favor of, Mr. Williamson as a director of the Company. The purpose of the election of Mr. Williamson was to represent the interests of BACI on the Board. Although Mr. Williamson left the employ of BACI shortly after his re-election to the Board in 2002, he did not resign as a director. Although the Company has offered to provide BACI with alternative representation on the Board, BACI has not named another director to represent its interests on the Board, and Mr. Williamson has not agreed to resign.

     If the Article IX Amendment is approved by the requisite vote of the stockholders, the stockholders may then vote to remove Mr. Williamson as a director of the Company. Although no showing of cause for removal is required, your Board believes that Mr. Williamson should be removed for the following reasons.

     As described in "Election of Class I Directors-Legal Proceedings" the Company filed a lawsuit (the "BACI Lawsuit") against BACI, two of its affiliates and its two designees on the Board seeking to recover an unspecified amount of actual and punitive damages as a result of the defendants' alleged breaches of fiduciary duty to the Company. Mr. Williamson and Travis Hain were the designees of BACI to serve on the Board of the Company. The Company believes and has alleged that Mr. Williamson afforded significant financial support to a competitor of the Company. The lawsuit also alleges that, although Mr. Williamson, as a director, was receiving confidential information about the Company, including details regarding potential negotiations between the Company and its competitor, neither of them disclosed to the Company that the defendants were involved in active negotiations with that competitor to provide it financial support. As a result of the defendants' arrangement with the competitor, the Company believes that it was damaged and therefore filed suit against the defendants in October 2002. Mr. Hain resigned from the Board shortly thereafter. Mr. Williamson was asked to resign and refused.

     On June 2, 2003, the Company reached an agreed settlement and mutual release with each of the defendants in the BACI Lawsuit except for Mr. Williamson. See "Election of Class I Directors-Legal Proceedings" for a description of the terms of that settlement and release.

     The existence of this lawsuit has created substantial conflict between Mr. Williamson and the rest of the Board, and the Board believes that this conflict is likely to continue. The principal allegations in the lawsuit are that Mr. Williamson has not been acting in the Company's best interests and has not discharged his duties of loyalty and confidentiality to the Company. The Board is of the opinion that Mr.k Williamson's continued presence at Board meetings has had an extremely disruptive effect on Board proceedings, resulting in its inability to function effectively, and a general reluctance of Company management and Board members to have Board meetings.

     Management believes that the removal of Mr. Williamson from the Board will allow the Company to focus on business operations rather than being distracted by internal conflicts based on the litigation. Although the Company intends to pursue vigorously the litigation against Mr. Williamson, the Board is of the opinion that the drain on management's resources would be substantially reduced and Board meetings would be more efficient and effective if Mr. Williamson were removed from the Board.

     Third, management believes Mr. Williamson's presence on the Board has deterred other qualified candidates from serving as directors of the Company. Management has conducted informal discussions with several highly qualified individuals regarding their serving on the Board, but the highly contentious nature of Mr. Williamson's presence on the Board has discouraged many of those individuals from agreeing to serve.

     Finally, management believes that the ongoing conflict with Mr. Williamson has had a detrimental effect on the willingness of creditors, potential acquisition or merger partners and investors to do business with the Company. Management believes that the removal of Mr. Williamson will remove a significant barrier to the Company's ability to develop its business operations, attract new investors, pursue strategic corporate opportunities and generally to operate more efficiently.

     The Company believes that Mr. Williamson has used his position on the Board primarily as a tool to make the Board meetings an alternative forum to defend the claims against him and assert claims of mismanagement against Company officers. His actions have been very detrimental to the Company and its shareholders at a time when the Company is struggling to expand its operations to achieve profitability.

     Although the chairman, chief executive and chief financial officers of the Company have requested Mr. Williamson's resignation, he has, to this date, refused to resign. In the absence of approval of the Article IX Amendment, Mr. Williamson would serve as a director of the Company until 2005, unless removed for cause. Management believes that to permit Mr. Williamson to remain on the board for another two years would have a severe negative impact on the Company. Because of the potential for protracted and expensive litigation regarding whether cause exists for Mr. Williamson's removal, the Board has recommended that the removal be without cause, as permitted by the Article IX Amendment. Your Board is of the belief that the Company does have good cause to remove Mr. Williamson and may pursue his removal for cause if the Article IX Amendment is not approved.

Stockholder Vote

     The affirmative vote of a majority of the shares of stock present in person or by proxy is required to remove Mr. Williamson as a director of the Company, and such vote is contingent upon the approval of the Article IX Amendment. Avalanche has ownership of 55% of voting shares and intends to vote for Mr. Williamson's removal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR REMOVAL OF MR. WILLIAMSON AS A DIRECTOR OF THE COMPANY.


                                   PROPOSAL 3:
                   ELECTION OF REPLACEMENT CLASS III DIRECTOR

     If Proposals 1 and 2 are approved by the stockholders, the vacancy created by the removal of Mr. Williamson may be filled by the remaining directors, although it is the preference of the Board that the stockholders elect Mr. Williamson's successor. Management has nominated John C. Malone for election as a Class III director, to serve until the annual meeting of stockholders in 2005. The names of other nominees to fill this position will be accepted at the Meeting and submitted to the stockholders for their vote.

     Mr. Malone, 48, is an attorney and CPA who has worked in the auditing and accounting field since 1975, and would bring extensive knowledge of accounting and financial reporting to the Board. Mr. Malone formed his own accounting firm in 1982, and since 1996 has been a principal in Malone & Bailey, PLLC. Mr. Malone received his BBA, cum laude, from University of North Texas in 1975 and his J.D. from South Texas College of Law in 2000. The addition of Mr. Malone to the Board will enable the Company to have an independent financial expert serving on its audit committee, as required by SEC regulations.

Stockholder Vote

     Mr. Malone will be elected as a director if he receives more affirmative votes than any other nominee for this position as a Class III director.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF MR. MALONE TO THE BOARD OF DIRECTORS OF THE COMPANY.


                                   PROPOSAL 4:
                          ELECTION OF CLASS I DIRECTORS

Nominees for Consideration at the Meeting

     The Board of Directors of the Company is currently composed of ten directors, divided into three classes. Two Class I directors, Edwin H. Knight and Frank J. Vella, have not been nominated for re-election, and the Board has determined not to fill those positions, but to reduce the size of the Board to eight. The directors are elected to serve staggered three-year terms, with the term of one class of directors expiring each year. The three classes of directors are identified as Class I, Class II and Class III based on the expiration of the terms of the directors in each class. Vacancies in the Board may be filled by the Board, and any director chosen to fill a vacancy shall hold office until the next election of the class for which such director has been chosen.

     Unless otherwise specified, each properly executed proxy received will be voted for the election of the nominees named below to serve as a Class I director until the 2006 Annual Meeting of Stockholders or until his successor is elected and qualified. The persons named below have been nominated by the Board and shall be identified as Class I directors. Although the Company is not aware of any reason that the nominees will be unable or will decline to serve as directors, in the event that any nominee is unable or unwilling to serve, the proxies solicited hereby will be voted for such other person or persons as may be nominated by the Board of Directors.

                         NOMINEES FOR CLASS I DIRECTORS

--------------------------------------------------------------------------------
Name, Age, Business Background and Other Current Directorships         Director
                                                                        Since

Robert E. Chain, 51, is President of Chain Oil & Gas, Inc.
and has been with that company since 1986. Since February               2001
1991 he has also served as President of Sawtooth, Inc., an oil and gas production company. His career in oil and gas acquisition and development began in 1984. Mr. Chain also serves as Director of Pinwah Pines, a real estate development company. Mr. Chain earned a BS/BA degree in Biophysics and Chemistry from Trinity University.

Tim R. Reeves, 39, is Executive Vice President and a major
shareholder of Allied Claims Solutions, LLC of Dallas,                  2001
Texas. Mr. Reeves joined Allied claims in 2001. He was previously a Vice President at Western International from 1998 to 2001 and a Vice President and Trust Officer in charge of all real estate operations of First National Bank of Abilene, Texas from 1994 to 1998. Mr. Reeves has been an executive or principal in ranching, real estate development, construction, oil and gas development and banking since completing his BS degree from Tarleton State College. He currently serves as a Director and Chairman of the Financial
Development Committee of Disability Resources, Inc. and Just
For Kids Preschool in Abilene, Texas.

--------------------------------------------------------------------------------
Stockholder Vote

     The nominees receiving the highest number of affirmative votes of the shares entitled to be voted on the two open positions will be elected.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF MESSRS. CHAIN AND REEVES AS DIRECTORS OF THE COMPANY.

Other Members of the Board of Directors and Executive Officers

     The following is an identification and description of the business experience of the Company's directors who are not being voted on for election as directors at the Meeting.

                          INCUMBENT CLASS II DIRECTORS

--------------------------------------------------------------------------------
Name, Age, Business Background and Other Current Directorships         Director
                                                                         Since

Henry W. Sullivan, 63, became Vice President of Technology
of the Company in July 1996 and President of TieTek, Inc. in            1997
December 1997. In January 1999, Dr. Sullivan assumed the additional positions of President and Chief Executive
Officer of the Company. Prior to joining the Company, Dr.
Sullivan was employed by Shell Oil Company where he spent 23 years in various positions and in 1984 was named Vice
President of Shell Chemical Company. From 1991 to 1995 he was President and Chief Executive Officer of GAIA Holdings,
Inc., until joining the Company as President of GAIA
Technologies, Inc. and later TieTek, Inc. Dr. Sullivan has served as Chairman and Director of several companies and organizations in manufacturing and polymer technology, including the Executive Committee of the Society of the Plastics Industry. He currently serves as a Director of the Sarkeys Energy Center at the University of Oklahoma. Dr.
Sullivan holds a Bachelors degree in Chemical Engineering from Cooper Union and Masters and Ph.D. degrees in Chemical
Engineering from New York University.

Franklin A. Mathias, 77, Chairman of the Board, is an
investor living in San Juan, Puerto Rico and a shareholder              2001
of Avalanche Resources, Ltd., the Company's majority stockholder. He retired in 1998 from a 37-year career with ConAgra, serving many years as President of Molinos de
Puerto Rico, Con Agra's largest subsidiary at that time. Mr.
Mathias served as a Director of Banco Popular, a $35 billion bank in Puerto Rico, from 1988 until 1998. He also served as President and Chairman of Junior Achievement of Puerto Rico for ten years.

Dean L. Ledger, 54, is Chief Executive Officer and a
Director of Global Photonic Energy Corporation, his employer            2001
since 1994. Mr. Ledger also serves as the Senior Vice
President-Corporate Development of the Universal Display
Corporation.

--------------------------------------------------------------------------------

                          INCUMBENT CLASS III DIRECTORS

--------------------------------------------------------------------------------
Name, Age, Business Background and Other Current Directorships        Director
                                                                        Since

Douglas C. Williamson, 51, is the CEO of Takeout Taxi and
was formerly a Managing Director and Senior Vice President              1996
of BACI. Mr. Williamson joined NationsBank Capital
Corporation (the predecessor to BACI) in 1989. Prior to that, he had eight years of experience in senior management with two operating companies and six years of experience in corporate finance and corporate lending with Rotan Mosle, W.R. Grace and Cleveland Trust. Mr. Williamson serves on several boards of directors. Mr. Williamson is a CPA and holds an MBA from Columbia University.

William C. Thompson, 49, is the General Manager-Rail of
Jacobs Engineering in Omaha, Nebraska. From January 1999 to             1999
2001 he was Senior Director of Derailment Prevention for
Union Pacific Railroad Company ("UPR") after having completed one year as a Director of Derailment Prevention.
Mr. Thompson served as UPR's Director of Engineering
Research for approximately ten years. He has been active in many industry organizations, serving as the Chairman of the National Transportation Research Board's Committee on
Railway Maintenance and on the Board of Directors of the American Railway Engineering and Maintenance-of-Way
Association. Mr. Thompson holds Bachelor of Science degrees in Civil Engineering and Environmental Engineering from the University of Wisconsin.

Kevin C. Maddox, 50, has served as the Chief Financial
Officer of the Company since 2001. He is also President and             2001
CEO of Avalanche Resources, Ltd., our largest common shareholder, and has been in that position since June 1996.
He has ten years experience in venture capital formation, nine years experience in securities brokerage and investment management, and fourteen years experience in public accounting, including positions with KPMG Peat Marwick, Deloitte and Touche, and the Internal Revenue Service. Mr.
Maddox is a CPA, CFP and registered investment advisor. He has served on many boards of directors and is currently a Director of Global Photonic Energy Corporation. Mr. Maddox earned a BBA-Accounting from the University of Texas.

--------------------------------------------------------------------------------

Agreements Regarding Election of Directors

     Pursuant to the Purchase Agreement dated as of October 2, 2001, submitted to the stockholders for ratification on December 27, 2001, the Company granted Avalanche the right to designate a majority of the members of the Board. Avalanche's designates on the current Board are Messrs. Maddox, Chain, Reeves, Mathias and Ledger.

     On April 15, 2002, the Company entered into an agreement with BACI whereby the composition of the Board would be kept at eleven directors, Avalanche would give up the right to elect one director, and the Company would nominate, and Avalanche would vote its shares to elect, Mr. Williamson and one other nominee designated by BACI to the Board. The other BACI designee, Travis Hain, resigned from the Board in 2002. BACI has designated James L. Rice, III as BACI's observer to the Board of Directors, although he is not a member of the Board of Directors. The settlement agreement and mutual release agreed to by BACI and the Company on June 2, 2003 settling the BACI Lawsuit provides for the termination of the April 15, 2002 agreement, along with all other agreements between the parties.

Board Meetings and Committees

     The Board of Directors met six times in 2002. All directors attended at least 75% of the meetings of the Board and committees of which they are members in 2002.

     The Board of Directors has established two committees to focus specific attention on critical areas of the Board's management and monitoring of the Company's business and to make recommendations to the Board as necessary. Those committees are the Audit and Compensation Committees, and the current directors assigned to each committee are Robert E. Chain and Tim R. Reeves.

     Audit Committee. The purpose of the Audit Committee is to oversee the financial reporting procedures of the Company, insure adequate financial and internal controls, review the scope of the Company's annual audit and recommend the selection of independent auditors. The primary responsibilities of this committee include: reviewing with the Company's Chief Financial Officer the adequacy of quarterly and annual SEC filings; reviewing and consulting with the Company's independent auditors regarding their reports of audit and accompanying management letters; reviewing all financial statements, financial controls, internal controls and accounting practices of the Company; evaluating the performance and cost of the Company's independent auditors; recommending to the Board of Directors the selection of the Company's auditors for the upcoming year; and monitoring compliance by the Company's management and employees with major Company policies and financial controls.

     The membership of the Audit Committee is designed to include a minimum of two directors, each of whom meets the NASDAQ's independence standards and at least one of whom is an audit committee financial expert as defined by the SEC. Currently, no member of the Audit Committee meets the SEC definition of "financial expert". Mr. Malone is expected to fulfill this role if elected to the Board. The Company's Chief Financial Officer serves as an ex-officio member of the committee and attends all meetings except the annual review of the Company's financial controls and accounting procedures with the Company's independent auditors, Mann Frankfort Stein & Lipp, CPAs, L.L.P. ("Mann Frankfort"). The Audit Committee met twice during 2002.

     Audit Fees. For the year ended December 31, 2002, the Company incurred professional fees to Mann Frankfort in the amount of $93,822, of which $82,198 related to auditing services and $11,624 related to tax preparation. The Audit Committee considered whether the provision of these services is compatible with maintaining the independence of Mann Frankfort as the Company's principal independent accounting firm.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                   OF NORTH AMERICAN TECHNOLOGIES GROUP, INC.

     The following is the report of the Audit Committee for the year ended December 31, 2002. The Audit Committee operates under a written charter adopted by the Board of Directors in 2000 and included as an exhibit to the Company's 2002 Proxy Statement. The Audit Committee as a whole meets regularly with the Company's management and independent auditors to review and discuss the adequacy of the Company internal control environment and financial reporting, accounting matters, audit results, and compliance with its corporate responsibility program. In fulfilling its role, the Audit Committee reviewed and discussed the Company's audited financial statements with management, discussed with Mann Frankfort the matters required by Statement on Auditing Standards No. 61 relating to the conduct of the audit, received from Mann Frankfort the written disclosure and letter required by Independent Standards Board Standard No. 1, and discussed with Mann Frankfort its independence.

     Based on its review, analysis and discussions with management and the independent auditors, the Audit Committee recommended to the Company's Board of Directors (and the Board approved) that the Company's audited consolidated financial statements for the two years ended December 31, 2002 be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002. That recommendation considers the review of Mann Frankfort's qualifications as independent accountants for the Company. The review included matters required to be considered under SEC rules on auditor independence, including the nature and extent of non-audit services. In the business judgment of the Audit Committee, the nature and extent of non-audit services performed by Mann Frankfort during the year did not impair the firm's independence.

     The Audit Committee and the Board, in recognition and consideration of the recommendation of management, have also recommended, subject to shareholder ratification, the selection of Mann Frankfort as the Company's independent auditors for 2003.

                                   Audit Committee of the Board of Directors:

                                   Tim R. Reeves
                                   Robert E. Chain

     Compensation Committee. The purpose of the Compensation Committee is to recommend compensation policies for the Company's senior management and to establish and administer the Company's stock-based compensation plans. The primary responsibilities of this committee include: reviewing all new employment agreements with senior management and key employees of the Company; establishing criteria for annual incentive bonus plans for the Company and senior management (in concert with the recommendations of the Company's Chief Executive Officer) and recommending amounts and payment of annual bonuses earned in accordance with those criteria; recommending the issuance of incentive stock options to key management personnel; assisting with and reviewing the establishment of an employee stock option plan and director stock option plan when and if requested by the Board of Directors; and monitoring and reviewing the Company's compensation policies for all employees.

     The membership of the Compensation Committee is designed to include at least two outside (non-employee) directors. The Compensation Committee met three times during 2002. At its December meeting, the committee took the action described in Proposal 3.

Directors' Compensation

     Two of the Company's directors received $1,000 for each regularly scheduled Board meeting and $500 for each teleconference Board meeting, special or committee meeting held in 2002. All other directors of the Company received no cash compensation in connection with their services as director in 2002. See "Security Ownership of Certain Beneficial Owners and Management" for stock options previously granted to directors.

                             EXECUTIVE COMPENSATION

     The following table sets forth a summary of the compensation paid or accrued for each of the three fiscal years ended December 31, 2002, by the Company to or for the benefit of its President and Chief Executive Officer and the Chief Financial Officer of the Company (the "Named Officers"). No other executive officer's compensation exceeded $100,000 for the year ended December 31, 2002.

===============================================================================================================================
                                        Annual Compensation                        Long Term Compensation Awards
===============================================================================================================================
Name and                                                                 Restricted          Stock             All Other
Principal Position           Years      Salary($)       Bonus ($)      Stock Award($)     Options (#)     Compensation($)(1)
-------------------------------------------------------------------------------------------------------------------------------
Henry W. Sullivan, CEO and   2002        176,990                -                -                   -            4,555
President                    2001        167,385                -                -             300,000            4,320
                             2000        153,516           30,000           20,000             190,000            4,352
===============================================================================================================================
Kevin C. Maddox, CFO         2002              -             -            123,000 (2)                -              164
===============================================================================================================================

(1) Represents life insurance premiums paid by the Company on policies on the executives' lives and matching contributions to the Company's 401K plan.

(2) In 2002 Mr. Maddox was awarded 300,026 shares of NATK Common Stock valued at $123,000 in lieu of compensation for his services as chief financial officer in 2002, and 1,000,000 shares of Preferred Stock in lieu of compensation for services to be rendered as chief financial officer in 2003. See Proposal 6 for information regarding those awards.

     No stock options or stock appreciation rights were granted during the year ended 2002 to any of the Named Officers.

     The following table sets forth for the Named Officers information regarding stock options exercised by such officer during the 2002 fiscal year, together with the number and value of stock options held at 2002 fiscal year-end, each on an aggregated basis.

-----------------------------------------------------------------------------------------------------------------------
                                 Aggregated Option Exercises in the 2002 Fiscal Year
                                           and Fiscal Year-End Option Value
-----------------------------------------------------------------------------------------------------------------------
                        No. of Shares       Value     No. of Unexercised           Value of UnexercisedIn-the-Money
                        Acquired          Realized    Options at Fiscal Year-End   Options at Fiscal Year-End
Name                    on Exercise          ($)      Exercisable/Unexercisable    Exercisable/Unexercisable (1)
----------------------- ---------------- ------------ ---------------------------- ------------------------------------
Henry W. Sullivan              --             --               304,222/248,000               $0/$0
Kevin C. Maddox                --             --                  --                         --
-----------------------------------------------------------------------------------------------------------------------

(1) The last sales price of the Company's Common Stock as reported on the NASDAQ SmallCap Market on December 31, 2002 was $.59 which was lower than the exercise price of the options.

1999 Stock Incentive Plan

     At the annual meeting of the Company in 1999, stockholders approved the Company's 1999 Stock Incentive Plan (the "Plan"). The Plan authorizes the Compensation Committee to grant options in the maximum amount of 10% of the aggregate amount of the issued and outstanding shares of the Company plus those reserved for issuance upon the conversion or exercise of outstanding convertible securities. Of these options, up to a maximum of 1,000,000 shares may be issued pursuant to incentive stock options granted under the Plan. The Plan was cancelled in May 2002, but reinstated intact in October 2002.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table set forth as of June 16, 2003 certain information with respect to the beneficial ownership of the Company's Common Stock and 5% Convertible Preferred Stock (the

"Preferred Stock") by (i) any person known by the Company to be the beneficial owner of more than 5% of any class of the Company's voting securities, (ii) each of the Named Officers; (iii) each director and nominee for director; and (iv) all current directors and executive officers as a group. As of June 16, 2003, there were 41,054,676 shares of Common Stock and 13,013,654 shares of Preferred Stock outstanding. Each share of Preferred Stock is convertible at any time at the option of the holder into the same number of shares of Common Stock, and has voting rights equal to the Common Stock. Each of the persons named in the table has sole voting and investment power with respect to all shares beneficially owned by them, except as described in the footnotes following the table.

                                        Amount and Nature                      Amount and Nature
                                          of Beneficial                          of Beneficial
Name and Address of                       Ownership of        Percentage         Ownership of          Percentage
Beneficial Owner                        Common Shares(1)       of Class       Preferred Shares(1)       of Class
--------------------                   -------------------   ------------     -------------------      -----------
Avalanche Resources, Ltd.
8 Saddlewood Estates
Houston, TX 77024                       30,382,274(2)           74.00%

Bank of America Capital Investors
901 Main Street, 64th Floor
Dallas, TX 75202                           605,556               1.45%              7,429,643(3)         57.09%

Henry W. Sullivan                          986,528(4)            2.38%                 91,173               *
William C. Thompson                         63,333                 *
Douglas C. Williamson                      120,322                 *                  381,755             2.93%
Edwin H. Knight                             43,333                 *
Frank J. Vella                              33,333                 *
Kevin C. Maddox                             62,536(2)              *
Franklin A. Mathias                        117,648(2)              *
Dean L. Ledger                             500,000               1.20%
Tim R. Reeves                              175,232                 *
Robert E. Chain                              4,708                 *
John C. Malone                                   0                 *
All Officers and Directors as a
Group (10 Persons)                       2,106,973               4.96%                472,928             3.63%

(1) The column sets forth shares of Common or Preferred Stock which are deemed to be "beneficially owned" by the persons named in the table under Rule 13d-3 of the SEC, including shares of Common Stock that may be acquired upon the exercise of stock options or warrants that are presently exercisable or become exercisable within 60 days, as follows: BACI - 605,556 shares, Dr. Sullivan - 432,222 shares, Mr. Thompson - 63,333 shares, Mr. Knight - 43,333 shares; Mr. Vella - 33,333 shares; Mr. Maddox - 19,768 shares, Mr. Mathias - 58,825 shares; Mr. Ledger - 500,000 shares; Mr. Reeves - 62,616 shares; Mr. Chain - 2,354 shares and all current executive officers and directors as a group - 1,215,784 shares.

(2) In addition to the 30,382,274 shares of Common Stock and owned of record and beneficially by Avalanche, Mr. Mathias, the Chairman of the Board and major shareholder of Avalanche, owns 117,648 shares of Common Stock and Mr. Maddox, the President of Avalanche, owns 62,536 shares of Common Stock. Messrs. Maddox and Mathias disclaim beneficial ownership of the shares owned of record by Avalanche and by each other.

(3) The Company has agreed to purchase the shares of Preferred Stock owned by BACI effective August 31, 2003. See "Legal Proceedings".

(4) Dr. Sullivan is deemed to own beneficially 405,851 shares of Common Stock by virtue of his position as a principal executive officer of Dune LLC, which owns 138,078 shares of Common Stock, and of Thor Ventures, LLC, which owns 267,773 shares of Common Stock. Includes 124,455 shares owned through a profit sharing plan and personal holdings for the benefit of Dr. Sullivan in addition to these shares referred to in footnote 1 above.

Certain Relationships and Related Transactions

     On December 31, 2002, the Company issued a $2,000,000 convertible note, and a Common Stock warrant for 2,000,000 shares, to Avalanche, for proceeds of $2,000,000. The note, which is due January 31, 2004 and bears interest at 10% of the outstanding balance payable quarterly, is secured by a pledge of substantially all the assets of the Company. The outstanding balance is convertible into shares of the Company's Common Stock at the option of the note holder beginning January 1, 2004 until the maturity date of the note at a conversion price equal to the then market price of Common Stock upon conversion. The warrant for the purchase of 2,000,000 shares of Common Stock was issued at an exercise price of $0.60 per share, and is exercisable through December 31, 2008.

     As part of the Purchase Agreement for Company securities approved by the stockholders in December 27, 2001, the Company had investments in marketable equity securities consisting of common stock and a common stock purchase warrant of a publicly traded company which were classified as available-for-sale. On April 9, 2002 Avalanche repurchased for cash the marketable equity securities and warrant for $2,000,000, which was their approximate market value and resulted in a gain to the Company of $192,824.

     The Company issued 166,535 shares of Common Stock in 2002 to Avalanche, as reimbursement for costs incurred by it on behalf of the Company during 2001. The number of shares issued was based on the private placement price of $.85 per share.


     During 2002, the Company issued 1,177 shares of Common Stock for services to Robert E. Chain, a member of the Board of Directors, in consideration of his efforts in assisting the Company in obtaining financing.

     During 2002, the Company issued to Mr. Maddox, its chief financial officer, 300,026 shares of common stock in lieu of compensation during 2002, and 1,000,000 shares of Preferred Stock in lieu of compensation during 2003, and reimbursed him for out-of-pocket expenses incurred on behalf of the Company by issuing him an additional 23,000 shares of Common Stock. The number of shares issued in reimbursement of expenses was based on the current private placement price of $.60 per share. See Proposal 6 and related discussion. Mr. Maddox is the President of Avalanche.

Legal Proceedings

     On October 23, 2002, the Company filed the BACI Lawsuit against two of its directors and two BACI affiliates in North American Technologies Group, Inc. v. Douglas C. Williamson, Travis Hain, Bank of America Capital Investors a d/b/a/ of BA Capital Company, L.P., BA SBIC Management, L.L.C., and Bank of America Corporation, in the 333rd Judicial District Court of Harris County, Texas, No. 2002-54476, seeking to recover an unspecified amount of actual and punitive damages from the defendants as a result of their alleged breaches of fiduciary duty to the Company. Messrs. Williamson and Hain were members of the board of directors of the Company, serving as designees of BACI, which is an investor in the Company, as of the date of the lawsuit. Mr. Hain has since resigned from the Board. The suit alleges that the defendants afforded significant financial support to a competitor of the Company and that Messrs. Williamson and Hain, as directors, were receiving confidential information about the Company, including details regarding potential negotiations between the Company and its competitor, but neither of them disclosed to the Company that the defendants were involved in active negotiations with the Company's competitor. As a result of the defendants' arrangement with the competitor, the Company believes that it was damaged.

     In February 2003, defendants BA Capital Company LP and BA SBIC Management LLC filed a motion seeking permission of the court to file proposed third party claims against Avalanche, Mr. Maddox and Mr. Mathias. The motion included numerous assertions of wrongdoing and mismanagement by those parties and sought court permission to bring actions against them for, among other relief, an unspecified amount of actual and exemplary damages. Such claims included allegations, among others, of breach of fiduciary duty, self-dealing, conspiracy, fraud and fraud in the inducement arising out of the subject matter of the lawsuit, the Exchange Agreement between the Company and Avalanche entered into in October, 2001, and various related facts and circumstances.

     On June 2, 2003, the Company reached an agreed settlement and mutual release with each of the defendants in the BACI Lawsuit except for Mr. Williamson. If fully consummated, the settlement agreement will result in the dismissal of the proposed third party claims referred to in the preceding paragraph. Under the settlement, the Company or its designee will purchase from BACI all shares of Preferred Stock owned by it for $875,000 in cash on or before August 31, 2003. The payment for those shares will be secured by the pledge of substantially all the assets of the Company, including its intellectual property. In return, each of the parties to the BACI Lawsuit, except for Mr. Williamson, has agreed to release one another from any claims that were or could have been made in the suit, and the BACI Lawsuit will be dismissed with prejudice. As part of the settlement, the expiration date of the warrants to purchase Company stock held by BACI will be extended to December 31, 2010. The Company intends to either purchase the BACI Preferred Stock and hold those shares as treasury shares, or arrange for the purchase of those shares by a third party.

                                   PROPOSAL 5:
                 CHARTER AMENDMENT TO INCREASE AUTHORIZED SHARES

Proposed Amendment

     The Board of Directors has adopted an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 75,000,000 to 150,000,000 shares. If the amendment is approved by stockholders, the first paragraph of Article IV of the Amended and Restated Certificate of Incorporation would be amended to provide, in pertinent part, that the total number of shares of capital stock that the Company is authorized to issue shall be 170,000,000, "consisting of 150,000,000 shares of Common Stock having a par value of $.001 per share, and 20,000,000 shares of Preferred Stock having a par value of $.001 per share."

     We are currently authorized under our Amended and Restated Certificate of Incorporation to issue 75,000,000 shares of common stock. As of June 16, 2003, there were (i) 41,054,676 shares issued and outstanding, (ii) no shares held by us as treasury stock, (iii)13,013,654 shares reserved for issuance upon conversion of our Preferred Stock, (iv) 3,389,831 shares reserved for issuance upon the conversion of our convertible notes, (v) 5,425,113 shares reserved for issuance upon exercise of the outstanding warrants and (vi) 1,189,722 shares reserved for issuance under the Company's benefit plans or upon exercise of options issued under such plans. As a result, as of June 16, 2003, a total of 61,339,956 out of the 75,000,000 authorized shares of common stock have been issued or are otherwise accounted for, thus leaving the Company with 13,660,044 shares of common stock available for future issuance.

Purpose and Effects

     The purpose of increasing the number of authorized shares of common stock is to provide additional authorized shares which may be issued for such corporate purposes as the Board of Directors determines in its discretion. The Board of Directors has authorized our officers to enter into financing transactions for up to $10,000,000 in additional capital to support our continuing operations and future expansion plans. Such financing transactions may require us to issue additional shares of the Company's Common Stock, preferred stock, promissory notes, warrants, options or other securities convertible into Common Stock, or some combination of those securities. In addition to the shares of Common Stock required in connection with those transactions, we may have other corporate purposes for the additional shares of Common Stock, including stock splits, stock dividends or other distributions, future financings, acquisitions and incentive stock and employee benefit plans. The increase to 150,000,000 authorized shares of Common Stock would enable us to take advantage of market conditions and the availability of favorable opportunities without the delay and expense associated with holding a special meeting of stockholders.

     If this proposed charter amendment is approved by stockholders, the Board of Directors would be authorized to issue any of the additional shares of Common Stock at such times, to such persons and for such consideration as it may determine, except as may otherwise be required by applicable law or the rules of the NASD. We have no existing commitments for the issuance of any additional shares of Common Stock, except the issuance of Common Stock described in connection with Proposal 6, and there can be no assurance that we will be able to find additional investors for any possible transaction on terms that will be acceptable to us.

     The additional Common Stock to be authorized by approval of the charter amendment would have identical rights to the currently outstanding Common Stock of the Company. Increasing the number of shares of authorized Common Stock and issuing additional shares of Common Stock would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects that are incidental to the increase, such as dilution of the earnings per share and voting rights of current holders of Common Stock. Holders of Common Stock do not have preemptive rights to subscribe for or purchase any part of any issue of Common Stock or securities convertible into Common Stock. Under our charter, the Board has the ability to authorize and cause us to issue future series of preferred stock with such rights and preferences as the Board determines to be in the best interests of the Company and our stockholders without obtaining the approval of our voting security holders.

Stockholder Approval

     Approval of Proposal 5 by the requisite stockholder vote is necessary to provide us with the financial flexibility to seek additional financing to continue to fund our ongoing business operations. The affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of stock entitled to vote, voting together as a single class, is required to approve the charter amendment increasing the number of authorized shares of the Company's Common Stock. As a result, abstentions and broker non-votes will have the same effect as negative votes. If Proposal 5 is not approved, the Company may not be able to complete the financing transactions necessary to continue its current business operations and will be limited with respect to its issuance of additional shares of Common Stock.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S CHARTER TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 75,000,000 TO 150,000,000

                                   PROPOSAL 6:
                             OFFICER'S COMPENSATION

     Kevin C. Maddox has served as the Company's chief financial officer since January 1, 2002 and is also the President and majority shareholder of Avalanche, the majority stockholder of the Company.

     On April 15, 2002, the Company entered into an agreement with BACI in which it agreed to engage an executive recruiting firm approved by the Board of Directors of the Company to conduct a search for a chief financial officer to take office on or before December 31, 2002. The Board and chief executive officer of the Company engaged an executive recruiting firm and made a diligent effort to locate a replacement chief financial officer for the Company in 2002, but were unable to attract a candidate who met the criteria set by the board. Mr. Maddox agreed to continue as the chief financial officer of the Company until his replacement can be found and hired.

     When a replacement chief financial officer was not located by the end of 2002, the Compensation Committee met and awarded Mr. Maddox 300,026 shares of Company Common Stock to compensate him for the services he had performed as chief financial officer in 2002. The shares were valued at $.41, the calculated value of the restricted stock grant at the date of grant. The Company recorded compensation expense of $123,000 as the fair market value of the Common Stock on the date of grant.

     Also at their meeting in December 2002, the Compensation Committee authorized the issuance to Mr. Maddox of 1,000,000 shares of Preferred Stock in lieu of compensation to him for 2003, and Mr. Maddox agreed to provide services as the chief financial officer of the Company for that year. If Mr. Maddox's services as chief financial officer terminate prior to December 31, 2003, Mr. Maddox has agreed that the number of shares issued to him will be reduced by the percentage of the year during which he is not performing those services for the Company. The shares of Preferred Stock were valued at $.59 per share, which was the price of the common stock at the end of 2002. The Company will recognize compensation expense of $590,000 in 2003 related to that issuance.

     In determining the number of shares to award Mr. Maddox for his services, the Compensation Committee took into account the compensation of the chief executive officer of $181,545 for 2002 and $171,705 plus 300,000 stock options for 2001, salaries of chief financial officers of comparable companies, the restricted nature of the shares which would require Mr. Maddox to hold them for an indefinite period of time before they could be sold, the discount which a lender would apply to the market value of the shares if pledged to secure a loan, and Mr. Maddox's service to the Company for two years with no prior cash compensation.

Stockholder Vote

     The Board has submitted the ratification of the issuance of these shares to the stockholders in order to obtain your review and approval of these transactions with an executive officer and majority beneficial shareholder of the Company. The affirmative vote of a majority of the shares of stock present in person or by proxy is required to ratify the issuance to Mr. Maddox of 300,026 shares of Common Stock and 1,000,000 shares of Preferred Stock as compensation to him for services rendered in 2002 and to be rendered in 2003. Avalanche has ownership of 55% of voting shares and intends to vote for the ratification of these stock issuances.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE ISSUANCE OF THESE SHARES OF COMPANY STOCK TO THE COMPANY'S CHIEF FINANCIAL OFFICER IN LIEU OF COMPENSATION FOR 2002 AND 2003.

                                   PROPOSAL 7:
                               CHOICE OF AUDITORS

     Mann Frankfort Stein & Lipp, CPAs, L.L.P. ("Mann Frankfort") has audited the Company's financial statements for 2002. Mann Frankfort. has been selected by the Board of Directors and the Audit Committee to serve as the independent auditors for the Company for the fiscal year ending December 31, 2003. A resolution will be presented to the stockholders to ratify the Board's selection. Mann Frankfort has advised that neither the firm nor any member of the firm has any direct financial interest or any material indirect interest in the Company. Also, during at least the past three years, neither Mann Frankfort nor any member of that firm has had any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee. Representatives of Mann Frankfort are expected to be present at the Meeting to make a statement if they so desire and will be available to respond to appropriate questions.

     The Board of Directors will consider the selection of another accounting firm to serve as the Company's independent auditors in the event that the stockholders do not approve the selection of Mann Frankfort as the Company's independent auditors.

     For the year ending December 31, 2001 and prior years, BDO Seidman, LLP ("BDO") served as the Company's independent accountants. On May 14, 2002, the Audit Committee and Board of Directors replaced BDO with Mann Frankfort.

     The reports by BDO on the financial statements of the Company for the two years ended December 31, 2000 and 2001 did not include an adverse opinion, disclaimer or qualification as to audit scope or accounting principles. There have been no disagreements with BDO on any matter of accounting principles or practices which, if not resolved to BDO's satisfaction, would have caused it to make reference to the subject matter in connection with its report on the Company's financial statements for the periods audited.

Stockholder Vote

     The affirmative vote of a majority of the shares of stock present in person or by proxy is required to approve the ratification of Mann Frankfort as the Company's independent auditors for the fiscal year ending December 31, 2003.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF MANN FRANKFORT AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2003.

                                  OTHER MATTERS

     The Board of Directors does not know of any other matter which is intended to be brought before the Meeting, but if such matter is presented, the persons named in the enclosed proxy intend to vote the same according to their best judgment.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors and certain officers of the Company, as well as persons who own more than 10% of a registered class of the Company's equity securities ("Reporting Persons"), to file reports with the SEC. The Company believes that during the year ended December 31, 2002 all Reporting Persons timely complied with all filing requirements applicable to them.

Deadline for Receipt of  Stockholder Proposals

     The Company currently intends to hold its 2004 Annual Meeting of Stockholders in April 2004 and to mail proxy statements relating to such meeting in April 2004. In order for proposals of stockholders to be considered for inclusion in the proxy statement and form of proxy relating to the Company's 2004

Annual Meeting of Stockholders, such proposals must be received by the Company no later than December 31, 2003 and must otherwise be in compliance with all applicable laws and regulations.

                                           By Order of the Board of Directors

                                           /s/ Loretta L. Shaw
                                           -------------------------------------
                                           Loretta L. Shaw
                                           Secretary

Dated:  July 1, 2003



                                                 NORTH AMERICAN TECHNOLOGIES GROUP, INC.
                                       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Henry W. Sullivan and Kevin C. Maddox and each of them proxies with power to appoint a substitute and hereby authorizes either of them to represent and to vote all shares of Common Stock of North American Technologies
Group, Inc. held of record by the undersigned on June 16, 2003, at the Annual Meeting of Stockholders of North American Technologies
Group, Inc. to be held on July 25, 2003 and at any adjournments or postponements thereof, and to vote on this form and, in their discretion, upon such other matters not specified as may come before said meeting.

                                                                                                                       CHANGE OF
                                                                                                                       ADDRESS [ ]
     Proposal 1 - Approval of the Article IX Amendment                                                                 Comments on
            [ ] FOR         [ ] AGAINST              [ ] ABSTAIN                                                       Reverse Side
                                                                                                                       (See reverse)

     Proposal 2 - Removal of Douglas C. Williamson as a Class III director
            [ ] FOR         [ ] AGAINST              [ ] ABSTAIN

     Proposal 3 - Election of John C. Malone to fill the unexpired term of Mr. Williamson
            [ ] FOR         [ ] AGAINST              [ ] ABSTAIN

     Proposal 4 - Election of Class I Directors

     Nominee:  Robert E. Chain
            [ ] FOR nominee                    [ ] WITHHELD from nominee

     Nominee:  Tim R. Reeves
            [ ] FOR nominee                    [ ] WITHHELD from nominee

     Proposal 5 - Approval of Charter Amendment to increase authorized shares
            [ ] FOR         [ ] AGAINST              [ ] ABSTAIN

     Proposal 6 - Ratification of stock issuances to chief financial officer
            [ ] FOR         [ ] AGAINST              [ ] ABSTAIN

     Proposal 7 - Ratification of Mann Frankfort Stein & Lipp CPA's, L.L.P.
            [ ] FOR         [ ] AGAINST              [ ] ABSTAIN



                                     THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD

                                                                                             SEE REVERSE SIDE
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THIS PROXY WHEN PROPERLY  EXECUTED WILL BE VOTED IN THE MANNER DIRECTED  HEREIN.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
FOR THE: APPROVAL OF THE ARTICLE IX AMENDMENT,  REMOVAL OF MR. WILLIAMSON,  ELECTION OF MR. MALONE, ELECTION OF THE NOMINEES FOR
DIRECTORS, CHARTER  AMENDMENT  INCREASING THE AUTHORIZED  SHARES OF COMMON STOCK,  RATIFICATION OF STOCK ISSUANCES TO THE CHIEF
FINANCIAL  OFFICER AND RATIFICATION OF MANN FRANKFORT STEIN & LIPP CPAs, L.L.P. AS INDEPENDENT AUDITORS FOR THE 2003 FISCAL YEAR.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOX (SEE REVERSE SIDE), BUT YOU NEED NOT MARK ANY BOX IF YOU
WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

                                                                  Change of Address and Comments

                                                                  __________________________________________________________________

                                                                  __________________________________________________________________

                                                                  __________________________________________________________________



                                                                  __________________________________________________________________
                                                                  (If have written in the above space, please mark the corresponding box on the reverse side of this form.)



                                                                  SIGNATURE(S)______________________________________________________

                                                                  __________________________________________________________________
                                                                                            DATE



                                                                  NOTE: Please sign name(s) exactly as printed hereon.  Joint owners should each sign.
                                                                  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                                                  PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED
                                                                  ENVELOPE.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


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